ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS	9 Months Ended
Mar. 31, 2023
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS

6.    ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS

Pro Farm Group, Inc

On July 12, 2022, we announced the closing of the merger (the “Pro Farm Merger”) with Pro Farm Group, Inc. (formerly Marrone Bio Innovations Inc.), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated March 16, 2022, among us, BCS Merger Sub, Inc., a wholly owned subsidiary of Bioceres, and Pro Farm Group, Inc. Upon the closing of the Pro Farm Merger, Pro Farm Group, Inc. became a wholly owned subsidiary of Bioceres and each share of Pro Farm Group, Inc. common stock was exchanged for our ordinary shares at a fixed exchange ratio of 0.088.

Pro Farm Group, Inc. leads the movement to environmentally sustainable farming practices through the discovery, development and sale of innovative biological products for crop protection, crop health and crop nutrition. The company’s commercial products are sold globally and supported by more than 343 patents and patent applications. Pro Farm Group, Inc. develops novel, environmentally sound solutions for agriculture using proprietary technologies to isolate and screen naturally occurring microorganisms and plant extracts.

The combined company has a diverse customer base, product portfolio and geographic reach across a wide range of crops, positioned to serve the massive market opportunity emerging from the bio-reduction and replacement of chemical ag inputs. The merger combines our expertise in bionutrition and seed care products with Pro Farm Group’s leadership in the development of biological crop protection and plant health solutions, creating a global leader in the development and commercialization of sustainable agricultural solutions.

The consideration of payment was measured at fair value, which was calculated as the sum of the acquisition-date fair values of the assets transferred, and the liabilities incurred.

Consideration of payment (amounts in thousands of dollars):

Shares issued	154,795
Assumed RSU & Stock options	1,620
Cash payment	29
Total consideration	156,444

Assets acquired and liabilities assumed (amounts in thousands of dollars):

Net assets incorporated

Cash and cash equivalents	4,402
Trade receivables	6,855
Other receivables	1,423
Inventories	11,183
Property, plant and equipment	12,607
Right of use assets, net	3,005
Intangible assets	17,766
Restricted cash	1,560
Other assets	683
Trade and other payables	(22,653)
Lease liabilities	(3,245)
Borrowings	(25,586)
Other liabilities	(857)

Revaluation of existing assets

Property, plant and equipment	494
Intangible assets	79,053
Deferred tax	(16,705)

Total net assets identified	69,985

Goodwill	86,459

Total consideration	156,444

The figures reported above could be subject to changes.

Goodwill is not expected to be deductible for tax purposes.

The amounts of revenue and net loss of the acquiree since the merger date included in the condensed consolidated statement of comprehensive income for the nine-month period ended March 31, 2023, were $27.7 million and ($6.6) million, respectively.

The pro-forma revenue and net loss of the combined entity for the nine-month period ended March 31, 2023 as though the date for the merger had been as of the beginning of the reporting period amount to $231.8 million and $(7.4) million, respectively.

Syngenta Seedcare Agreement

On September 12, 2022, we entered into a 10-year agreement with Syngenta Crop Protection AG (“Syngenta”), pursuant to which Syngenta will be the exclusive global distributor of certain of Bioceres’ biological solutions for seed care applications  (the “Agreement”). Products included within the scope of the agreement are the nitrogen-fixing Rhizobia seed treatment solutions (inoculants), and other biological seed and soil treatment solutions currently in the portfolio or pipeline of Rizobacter. Bioceres retains global rights for the use of products in HB4® crops; and, in the United States, Syngenta rights will be non-exclusive for upstream applications. Pro Farm’s biological solutions are not included within the scope of the current Agreement.

The exclusive commercial collaboration is applicable for all countries, except for Argentina where both parties will continue to work under the existing framework. It has an effective date at the beginning of the 2023 calendar year, but implementation will be staggered. Bioceres will continue distributing its products in South Africa, Bolivia, Chile, Colombia, Paraguay and Uruguay during the year 2023. For those countries, implementation will be in 2024, subject to regulatory clearances.

In consideration for the rights granted under the agreements to use Bioceres intellectual property as it exists at closing date, Syngenta made an upfront payment of $50 million to Bioceres on October 6th, 2022. Considering that the effective date of the agreement is January 2023 for most countries and 2024 for certain countries detailed above, we concluded that the upfront fee should be accrued and recognized as license revenue at a point in time, when Syngenta is able to use and benefit from it. Of the total upfront payment received, $32.9 million were recognized at the effective date of the agreement and the remaining $17.1 million are reported as of March 31, 2023, as deferred revenue and advances from customers and will be recognized in January 2024 when Syngenta has full access to the entire target market. To determinate the type of license under IFRS 15, we took into consideration that Bioceres will not undertake any activities that significantly affects the intellectual property subject to the agreement. The fair values of the upfront payment allocated to the territories for which the agreement starts to be effective at the beginning of 2023 and 2024, respectively, were determined based on relative fair values of each territory. Bioceres also considered a variable consideration linked to certain obligations, but we concluded that it is highly unlikely that a significant reversal in the amount of cumulative revenue recognized will occur.

Concurrently with this Agreement, Rizobacter entered into a Supply Agreement with Syngenta, whereby it acts as the exclusive supplier of the products under the Agreement. The price of the products being sold under the Supply Agreement are set at fair market value. Syngenta establishes its own pricing policies and pays to Bioceres a royalty of an amount between 30% to 50% of gross profit, as defined in the agreement. The percentage of royalties varies depending on the geography and year.

The Agreement sets global minimum targets for profits to be received by Bioceres that amount to a total of $230 million for the life of the agreement. If Bioceres fails to receive the minimum profit targets set for any rolling two calendar year period, it will have the option to terminate Syngenta’s exclusivity. Syngenta may opt to retain exclusivity by compensating the shortfall in cash or other economic consideration. Syngenta will cover all operating expenses incurred in connection with the marketing and sale in exclusive territory.

Additionally, the agreement establishes a joint R&D program to accelerate the development and registration of Bioceres’ pipeline products and new solutions for seed treatment, foliar and other applications, globally. Funding of thus R&D program will be shared, with Syngenta contributing up to 70% of the investment. In those cases where Syngenta contribution corresponds to R&D services rendered by Bioceres, services are recognized as revenue. We concluded that this agreement falls within the provisions of IFRS 11, as a joint operation agreement, based on the contractual rights and obligations of each party. Bioceres recognizes its direct right to and share of any jointly held or incurred: assets, liabilities, revenues and expenses. At inception of the agreement, no impact was recognized, and expenses associated with such R&D program will be expensed as incurred.

The Agreement sets out a "Clawback" clause, by which in case of certain breaches of the Agreement or events described therein, Bioceres shall pay a penalty to Syngenta for an amount up to $30 million, at inception, that will decrease $3 million per year until extinction. We concluded that no provision shall be accrued as of the date of these financial statements, considering that there is no past obligations and the circumstances considered in the Agreement are entirely under Bioceres' control.